Debt	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Debt
Note 7. Debt
Tenant Improvement Loan
Under the terms of one of the Company’s operating lease agreements (Note 8), the landlord provided the Company with a loan of $1.6 million to be used in financing leasehold improvements. The loan was drawn by the Company in six separate installments, of which two installments were drawn in December 2018, for a total of $0.5 million, and the remaining installments were drawn in January, April and October 2019 for a total of $1.1 million. Each loan installment is repayable in equal monthly payments over a period of six years, commencing in February 2019 and ending in October 2025. In the event of early lease termination by the Company, the loan is repayable within 30 days of the termination. Outstanding balances accrue interest at a rate of 8% per annum. The average effective interest rate for the loan is 8.1%. Maturities on the tenant improvement loan were as follows (in thousands):

Years ending December 31,	Amount
2022	$265
2023	287
2024	310
2025 and thereafter	85
Total payable amount	947
Less: current portion of tenant improvement loan	(265)
Noncurrent portion of tenant improvement loan, net	$682
Uber CPN
On January 11, 2021, in connection with the acquisition of Uber Elevate, the Company issued the Uber CPN to Uber in exchange for gross proceeds of $75.0 million, which is the note’s face amount. The Uber CPN bore
interest at simple interest rate
of 5% per annum and matured two years after its issuance. Refer to Note 5 for further discussion related to the issuance of the Uber CPN. Upon closing of the Merger, the unpaid principal amount of $75.0 million plus accrued and unpaid interest in the amount of $2.2 million was converted into 7,716,780 shares of common stock of Joby Aviation.